SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

Commission	Registrant, State of Incorporation,	IRS Employer
File Number	Address, and Telephone Number	Identification No.

1-11255	AMERCO (A Nevada Corporation) 1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 Telephone (775) 688-6300	88-0106815

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002

	99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002

ITEM 9.    REGULATION FD DISCLOSURE.

         On August 14, 2002, each of the Principal Executive Officer, Edward J. Shoen, and Principal Financial Officer, Gary B. Horton, of AMERCO submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Gary V. Klinefelter

Date: August 14, 2002

Gary V. Klinefelter, Secretary

EXHIBIT INDEX

99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002